Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Pike Electric Corporation (the “Company”) on Form 10-Q for the fiscal quarter ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, J. Eric Pike, Chairman, President and Chief Executive Officer of the Company, and Mark Castaneda, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Eric Pike

J. Eric Pike Chairman, President and Chief Executive Officer February 13, 2006

/s/ Mark Castaneda

Mark Castaneda Chief Financial Officer February 13, 2006